                                                                    EXHIBIT 10.1


                              McKESSON CORPORATION

                   $175,000,000 6.60% Notes due March 1, 2000
                  $175,000,000 6 7/8% Notes due March 1, 2002
                $175,000,000 7.65% Debentures due March 1, 2027



                         REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                                  March 11, 1997


Morgan Stanley & Co. Incorporated
BancAmerica Securities, Inc.
Chase Securities Inc.
J.P. Morgan Securities Inc.
c/o  Morgan Stanley & Co.
          Incorporated
     1585 Broadway
     New York,  New York 10036

Dear Sirs and Mesdames:

          McKesson Corporation, a Delaware corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities Inc. (the "Purchasers"), upon the terms set forth in a placement agreement of even date herewith (the "Placement Agreement"), $175,000,000 of the Company's 6.60% Notes due March 1, 2000, $175,000,000 of the
Company's 6 7/8% Notes due March 1, 2002 and $175,000,000 of the Company's 7.65% Debentures due March 1, 2027 (each, a "Series of Notes" and, collectively, the "Notes"). The Notes will be issued under an Indenture to be dated as of March 11, 1997 (the "Indenture") between the Company and The First National Bank of Chicago, as trustee (the "Trustee"). As an inducement to the Purchasers to enter into the Placement Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and
(ii) for the benefit of the holders from time to time (each of the foregoing a "Holder" and together the "Holders") of the Notes or the Exchange Notes (as defined herein), as follows:


          1.   Definitions.  Capitalized terms used herein without definition
               -----------
shall have their respective meanings set forth in the Placement Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" means the Securities Act of 1933, as amended, and the rules and
           ---
regulations of the Commission promulgated thereunder.

          "Affiliate" shall have the same meaning given to that term in Rule 405
           ---------
of the Act or any successor rule thereunder.

          "Closing Date" has the meaning set forth in the Placement Agreement.
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Notes" means the three Series of Exchange Notes,
           --------------
collectively.

          "Exchange Offer Registration Period" means the 180-day period
           ----------------------------------
following the issuance of the Exchange Notes, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchanging Dealer" means any Holder (which may include any Purchaser)
           -----------------
which is a broker-dealer electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes.

          "Final Memorandum" has the meaning set forth in the Placement
           ----------------
Agreement.

          "Holder" has the meaning set forth in the preamble hereto.
           ------

          "Indenture" has the meaning set forth in the preamble hereto.
           ---------

          "Initial Placement" has the meaning set forth in the preamble hereto.
           -----------------

          "Liquidated Damages" has the meaning set forth in Section 7(a) hereof.
           ------------------

          "Majority Holders" means the Holders of a majority of the aggregate
           ----------------
principal amount of securities registered under a Registration Statement.

          "Managing Underwriters" means the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an underwritten offering.

          "Notes" has the meaning set forth in the preamble hereto.
           -----

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or the Exchange Notes, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Registered Exchange Offer" means the proposed offer to the Holders to
           -------------------------
issue and deliver to such Holders, with respect to each Series of Notes, a like principal amount of the corresponding Series of Exchange Notes, in exchange for the Notes.

          "Registration Statement" means any Exchange Offer Registration
           ----------------------
Statement or Shelf Registration Statement that covers any of the Notes or the Exchange Notes pursuant to the provisions of this Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Series of Exchange Notes" means, in respect of each Series of Notes,
           ------------------------
a like principal amount of debt securities of the Company identical in all material respects to, and entitled to substantially the same benefits of, such Series of Notes.

          "Series of Notes" has the meaning set forth in the preamble hereto.
           ---------------

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
3 hereof.

          "Shelf Registration Event" has the meaning set forth in Section 3
           ------------------------
hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b)
           -------------------------
hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Notes or the Exchange Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Special Counsel" means Brown & Wood llp or such other counsel as
           ---------------
shall be specified by the Majority Holders of securities included in the relevant Registration Statement, the fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.

          "Trustee" has the meaning set forth in the preamble hereto.
           -------

          "Underwriter" means any underwriter of Notes in connection with an
           -----------
offering thereof under a Shelf Registration Statement.

          2.   Registered Exchange Offer; Resales of Exchange Notes by
               -------------------------------------------------------
Exchanging Dealers.  (a) The Company shall prepare and, not later than 120 days
-------------------
following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 180 days of the Closing Date.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution (within the meaning of the Act) of the Exchange Notes) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Company shall:

             (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

             (ii) keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

             (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

             (iv) comply in all material respects with all applicable laws.

             (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

             (i) accept for exchange all Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

             (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

             (iii) cause the Trustee promptly to authenticate and deliver to each Holder of tendered Notes, Exchange Notes of the appropriate series equal in principal amount to the Notes of such Holder so accepted for exchange therefor.

          (e) The Purchasers and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Notes acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

             (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

             (ii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus forming a part thereof by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below.

          (f) In the event that the Purchasers determine that they are not eligible to participate in the Registered Exchange Offer with respect to the exchange of Notes constituting any portion of their initial unsold allotment, at the request of the Purchasers, the Company shall issue and deliver to the Purchasers, in exchange for such Notes, a like principal amount of Exchange Notes (provided that such Exchange Notes shall include legends with respect to restrictions on transfer), and the Company shall, starting on the date of effectiveness of the Exchange Offer Registration Statement and ending on the close of business on the 180th day following such date, make available as many copies of the Exchange Offer Registration Statement prospectus, as amended or supplemented, as reasonably requested by the Purchasers. The Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number(s) for such securities as for the corresponding Series of Exchange Notes issued pursuant to the Registered Exchange Offer. The Purchasers agree to promptly notify the Company in writing following the resale of their initial allotment of Notes.

          3.   Shelf Registration.  If, (i) because of any change in law or
               -------------------
currently prevailing interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or
(ii) for any other reason the Registered Exchange Offer is not consummated within 225 days of the Closing Date, or (iii) in the case of any Holder that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Act or as a broker-dealer) (it being understood that, for purposes of this Section 3, (x) the requirement that the Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Notes shall result in such Exchange Notes being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Notes acquired as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not "freely tradeable") (the events described in clauses (i), (ii) and
(iii) of this paragraph are each referred to herein as a "Shelf Registration Event"), the following provisions shall apply:

          (a) The Company shall promptly deliver to the Holders written notice of a Shelf Registration Event and, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 3), file with the Commission and thereafter use its reasonable best efforts to cause to be declared effective under the Act, a Shelf Registration Statement relating to the offer and sale of the Notes or the Exchange Notes, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that with
                                                 --------  -------
respect to Exchange Notes received by the Purchasers in exchange for Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or such shorter period that will terminate when all the Notes or Exchange Notes, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

          4.   Registration Procedures.  In connection with any Shelf
               ------------------------
Registration Statement and, to the extent specified, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Company shall furnish to each Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and the Company shall, if reasonably requested, promptly incorporate in such Registration Statement, such information and comments as the Purchasers reasonably agree with the Company and its counsel should be included therein provided that the Company shall not be required to take any action under this Section 4(a) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.

          (b) The Company shall ensure that subject to Section 4(k), (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such

     Prospectus, does not, during the period when delivery thereof is required, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (c) (1) The Company shall advise the Purchasers and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby and, if requested by you or any such Holder, confirm such advice in writing:

                  (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or supplements to a Registration Statement or the Prospectus included therein or for additional information.

     (2) The Company shall advise the Purchasers and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

                  (i) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                  (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (iii)  of the suspension of the use of a Prospectus.

          (d) Subject to Section 4(k), the Company shall use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness or use of any Registration Statement at the earliest possible time.

          (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (f) Subject to Section 4(k), the Company shall, during the Shelf Registration Period, as promptly as is reasonably practicable deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

          (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

          (h) Subject to Section 4(k), the Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Notes received by it pursuant to the Registered Exchange Offer; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by any such Exchanging Dealer, as aforesaid.

          (i) Prior to the Registered Exchange Offer or the effectiveness of a Registration Statement, the Company shall, if required by applicable law, register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the securities covered by such Registration Statement; provided, however, that
                                                        --------  -------
     the Company will not be required to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4(i), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any jurisdiction where it is not otherwise subject.

          (j) Unless the applicable securities shall be in book-entry only form, the Company shall cooperate with the Holders of Notes to facilitate the timely preparation and delivery of certificates representing Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Notes pursuant to such Registration Statement.

          (k) Upon the occurrence of any event contemplated by paragraphs
     (c)(1)(ii), (c)(2)(i) or (c)(2)(iii) above, the Company agrees to notify the Purchasers, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, to suspend use of the Prospectus and the Company shall prepare, using its reasonable best efforts to do so as soon as possible, a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Purchasers, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, shall suspend use of such Prospectus until the Company has amended or supplemented such Prospectus so that such Prospectus does not contain any such untrue statement or omission.

          (l) The Company shall use its reasonable best efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to any Series of Notes, any designation indicating that such Notes are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to such Notes. In the event the Company is unable to cause DTC to take the actions described in the immediately preceding sentence, the Company shall take such actions as Morgan Stanley may reasonably request to provide, as soon as practicable, a CUSIP number for each Series of Notes registered under such Registration Statement and to cause such CUSIP numbers to be assigned to such Notes (or to the maximum aggregate principal amount of such Notes to which such number(s) may be assigned). Upon compliance with the foregoing requirements of this Section 4(l), the Company shall provide the Trustee with printed certificates for each Series of Notes, in a form eligible for deposit with DTC.

          (m) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

          (n) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") in a timely manner.

          (o) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such securities by such Holder as the Company may from time to time reasonably require for inclusion in such Registration Statement and securities of a Holder which does not provide information necessary for inclusion in such Registration Statement may be omitted from any Shelf Registration Statement.

          (p) The Company shall, if reasonably requested, and in no event more than three times, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Holders of a majority in aggregate principal amount of each Series of Notes reasonably agree with the Company and its counsel should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment provided that the Company shall not be required to take any action under this Section 4(p) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.

          (q) In the case of any Shelf Registration Statement, the Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate and reasonably required actions in connection therewith in order to expedite or facilitate the registration or the disposition of the Notes or the Exchange Notes, as the case may be, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Holders of a majority in aggregate principal amount of each Series of

     Notes and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.

          (r) In the case of any Shelf Registration Statement, the Company shall
     (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, subject to their acceptance of the provisions of this Section 4(r), any underwriter participating in any distribution pursuant to such Registration Statement, and any Special Counsel, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Holders or any such underwriter, Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however,
                                                          --------  -------
     that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders and any such underwriter, Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing
                          -------- -------  -------
     inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by the Special Counsel and other parties; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; (iv) obtain opinions of counsel to the Company and updates thereof addressed to each selling Holder and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in secondary offerings; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, or their counsel including those to evidence compliance with
     Section 4(k) and with conditions customarily contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(r) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, if requested by the Purchasers, the Company shall (i) make reasonably available for inspection by the Purchasers, subject to their acceptance of the provisions of this Section 4(s), and any Special Counsel, accountant or other agent retained by the Purchasers, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Purchasers or any such Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii)
                   --------  -------
     above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Purchasers and any such Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the
                                        -------- -------  -------
     foregoing inspection and information gathering shall be coordinated on behalf of the Purchasers and other parties entitled thereto by the Special Counsel and other parties; (iii) make such representations and warranties to the Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Purchasers or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii) and (iv) of this Section 4(s) shall be performed, if requested by the Purchasers, at the closing of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          5.  Registration Expenses.  The Company shall bear all expenses
              ----------------------
incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of the Special Counsel designated in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Purchasers for the reasonable fees and disbursements of the Special Counsel acting in connection therewith.

          6.   Indemnification; Contribution.
               ------------------------------

     (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus or any Prospectus (or amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein. The Company shall also indemnify each Exchanging Dealer participating in the offering and sale of the Notes and each person who controls any such Exchanging Dealer (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent and with the same limitations as provided above with respect to the indemnification of the Holders of the Notes.

     The foregoing notwithstanding, the Company shall not be liable to the extent that such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus that is a preliminary Prospectus if (i) such indemnified person failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of the Notes giving rise to such losses, claims, damages or liabilities and (ii) the Prospectus would have corrected such untrue statement or omission.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Company's directors, the Company's officers who sign a Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary Prospectus or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement, preliminary Prospectus, Prospectus or any amendments or supplements thereto. In no event shall the liability of any Holder of the Notes hereunder be greater in amount than the net dollar amount of the proceeds received by such Holder from the sale of the Notes giving rise to such indemnification obligation.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the

"indemnified party") shall promptly notify the person against whom such
------------------
indemnity may be sought (the "indemnifying party") in writing and the
                              ------------------
indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Company and any such control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Holders or any such control persons of any Holders, such firm shall be designated in writing on behalf of the Majority Holders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of the Notes they have sold pursuant to a Registration Statement, and not joint.

     (e) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (d) of this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, a Holder of the Notes shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes sold by such indemnifying party and distributed to the public were offered to the public pursuant to any Registration Statement exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company or any person controlling the Company and (iii) the sale of any Notes by any Holder.

          7.   Liquidated Damages Under Certain Circumstances.  (a) Liquidated
               -----------------------------------------------
damages ("Liquidated Damages") shall become payable in respect of the Notes as follows if any of the following events occur (each such event in clauses (i) through (iv) below, a "Registration Default"):

             (i) if the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 120th day following the Closing Date;

             (ii) if the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Closing Date;

             (iii) if the Registered Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to the 225th day following the Closing Date; or

             (iv) if after the Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement ceases to be effective prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section 7); (B) such Shelf Registration Statement or the related Prospectus ceases to be useable in connection with resales of Notes or Exchange Notes, as the case may be, covered by such Shelf Registration Statement prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section 7) because (1) the Company determines that any event occurs as a result of which the related Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) the Company determines that it shall be necessary to amend such Shelf Registration Statement, or supplement the related Prospectus, to comply with the Act or the Exchange Act or the rules thereunder, or (3) the Company determines that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company.

          Liquidated Damages shall accrue on the Notes or the Exchange Notes, as the case may be, over and above the interest rate set forth in the title to the Notes or the Exchange Notes, as the case may be, following the occurrence of each Registration Default set forth in clauses (i), (ii) and (iii) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum; provided, however, that in any case, if
                                         --------  -------
one or more Registration Defaults referred to in Section 7(a)(iv) occurs and continues for more than 60 days (whether or not consecutive) in any twelve month period (the 61st day being referred to as the "Default Day") then from the Default Day until the earlier of (i) the date the Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Act is amended to provide a shorter restrictive period, such shorter period) or (iii) the date of which all the Notes are sold pursuant to the Shelf Registration Statement, Liquidated Damages shall accrue at a rate of 0.25% per annum; provided, further,
                                                              --------  -------
that the aggregate amount of Liquidated Damages payable pursuant to this Section 7 will in no event exceed 0.25% per annum. The Liquidated Damages attributable to each Registration Default shall cease to accrue from the date such Registration Default is cured.

          (b) A Registration Default referred to in Section 7(a)(iv) shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Company that would need to be described in such Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events.

          (c) Any amounts of Liquidated Damages due pursuant to the foregoing paragraphs will be payable in cash on March 1 and September 1 of each year to the holders of record on the preceding February 15 and August 15, respectively.

             8.  Miscellaneous.
                 --------------

          (a) No Inconsistent Agreements.  The Company has not, as of the date
              ---------------------------
hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Notes that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              -----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of each Series of Notes (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of each Series of Exchange Notes); provided, however, that, with respect to any matter that affects the
        --------  -------
rights of any Purchaser hereunder, the Company shall obtain the written consent of the Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders of a majority of each Series of Notes, determined on the basis of Notes being sold rather than registered under such Registration Statement.

          (c) Notices.  All notices and other communications provided for or
              --------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
          Section 8(c), which address
          initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Morgan Stanley;

               (2) if to you, initially at the address set forth in the Placement Agreement; and

               (3) if to the Company, initially at the address set forth in the Placement Agreement.

          All such notices and communications shall be deemed to have been duly given when received.

          The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              -----------------------
of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Notes and/or Exchange Notes. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Notes and/or Exchange Notes and any such Holder may enforce the provisions of this Agreement as if an original party hereto.

          (e) Counterparts.  This Agreement may be executed in any number of
              -------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              ---------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              --------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

          (h) Severability.  In the event that any one of more of the provisions
              -------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i) Securities Held by the Company, etc.  Whenever the consent or
              ------------------------------------
approval of Holders of a specified percentage of principal amount of Notes or Exchange Notes is required hereunder, Notes or Exchange Notes, as applicable, held by the Company or their respective Affiliates (other than subsequent Holders of Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                    Very truly yours,

                                    McKESSON CORPORATION


                                    By: /s/ Ivan D. Meyerson
                                       --------------------------------
                                         Name:  Ivan D. Meyerson
                                         Title:  Vice President


Accepted, March 11, 1997

MORGAN STANLEY & CO. INCORPORATED
BANCAMERICA SECURITIES, INC.
CHASE SECURITIES INC.
J.P. MORGAN SECURITIES INC.

By:  MORGAN STANLEY & CO.
     INCORPORATED


By: /s/ Mark H. Bradley
   -----------------------------
     Name:   Mark H. Bradley
     Title:  Principal

                                                                         ANNEX A
                                    Annex A
                                    -------

          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, ending on the close of business on the 180th day following the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B
                                    Annex B
                                    -------

          Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C
                              Plan of Distribution
                              --------------------

          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business on the 180th day following the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection
with any such resale.  In addition, until            , 199 , all dealers
effecting transactions in the Exchange Notes may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of any Special Counsel for the holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the

Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

          [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D
                                    Rider A
                                    -------

          CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:__________________________________________

     Address: ______________________________________

    ______________________________________



                                    Rider B
                                    -------

          If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                         ANNEX E
                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                          THE DEPOSITORY TRUST COMPANY


                              McKesson Corporation
                                McKesson  Plaza
                                One Post Street
                            San Francisco, CA  94104


The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY 10004

          Re:  $175,000,000 6.60% Notes due March 1, 2000,
               $175,000,000 6 7/8% Notes due March 1, 2002, and
               $175,000,000 7.65% Debentures due March 1, 2027
               of McKesson Corporation



Ladies and Gentlemen:

          Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the securities referenced above. Accordingly, there is no longer any restriction as to whom such securities may be sold and any restrictions on the CUSIP designations are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to these issues.

          As always, please do not hesitate to call if we can be of further assistance.


                                    McKESSON CORPORATION

                                      by: ______________________________
                                          Authorized Officer